                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Eugene Miller, President and Chief Executive Officer of the Company, hereby certify that to the best of my knowledge:

         (1) The Company's Quarterly Report on Form 10-Q for the period ended September 30, 2002, and to which this certification is attached as Exhibit 99.1 (the "Periodic Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



Date: November 11, 2002                   /s/ Eugene Miller
                                          -------------------------------------
                                          Eugene Miller
                                          President and Chief Executive Officer

                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Mark Rapoport, Chief Operating Officer and Chief Financial Officer of the Company, hereby certify to the best of my knowledge:

         (1) The Company's Quarterly Report on Form 10-Q for the period ended September 30, 2002, and to which this certification is attached as Exhibit 99.1 (the "Periodic Report"), fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



Date: November 11, 2002                   /s/ Mark Rapoport
                                          -------------------------------------
                                          Mark Rapoport
                                          Chief Operating Officer and
                                          Chief Financial Officer